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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report: June 17, 1998
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             First Union Real Estate Equity and Mortgage Investments
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             (Exact name of registrant as specified in its charter)

         Ohio                         1-6249                    34-6513657
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State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

    Suite 1900, 55 Public Square
           Cleveland, Ohio                                    44113-1937
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:         (216) 781-4030
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Former name or former address, if changed since last report.




Total number of pages in report: 2





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ITEM 5. OTHER EVENTS.
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         On June 15, 1998 the Registrant issued a press release reporting certain anticipated financial events and actions taken by its Board of Trustees.

ITEM 7.  EXHIBITS.
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         99                Press Release dated June 15, 1998 reporting certain
                           anticipated financial events and actions taken by the Registrant's Board of Trustees.






                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           First Union Real Estate Equity
                                             and Mortgage Investments
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                                                      (Registrant)



Date:    June 17, 1998                     By: /s/ Paul F. Levin
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                                                   Paul F. Levin
                                                   Senior Vice President
                                                   Secretary and General Counsel